Exhibit 99.4

Subject Line: Rite Aid Reports Fourth-Quarter and Full-Year Results for Fiscal 2017

April 25, 2017

Dear Valued Rite Aid Supplier Partner,

Today, we released our fourth-quarter and full-year results for fiscal 2017 (see press release attachment), which reflect the challenges we experienced during the year. We remain confident that the completion of our proposed merger with Walgreens Boots Alliance is in the best interest of Rite Aid shareholders, customers and associates; however, despite our team’s continued focus on growing our business, the extended duration of the merger process is having a negative impact on our results. In addition, we continue to face reimbursement rate challenges that we’ve been unable to offset with drug cost reductions.

As we remain actively engaged with the Federal Trade Commission regarding the proposed merger, we are also taking steps to review our strategy and make necessary changes to our business to improve our performance going forward. We’ve already taken steps to reduce costs and will continue to look for ways to operate as efficiently as possible. At the same time, we will continue to make strategic investments in successful initiatives that deliver strong returns.

While results for the year fell below our expectations, we have significant opportunities to continue delivering value and unique shopping experiences for our customers. This is especially true in terms of your engagement in our ground-breaking wellness+ with Plenti loyalty program, which now has approximately 36 million customers signed up, and our highly successful Wellness store format, which now represents more than 53 percent of our entire chain.

As we begin fiscal 2018, we greatly appreciate your continued commitment to collaborating with us in driving innovation and personalized experiences in our stores. As suppliers, you have played a key role in helping differentiate Rite Aid from other retailers. We thank you for your partnership and look forward to working with you in continuing to deliver a unique and engaging experience to our customers.

Sincerely,

John Standley	Ken Martindale
Rite Aid Chairman and CEO	CEO of Rite Aid Stores
President of Rite Aid Corporation

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the pending acquisition of Rite Aid by Walgreens Boots Alliance, Inc. (“WBA”); the number of stores divested in connection with such pending acquisition and the terms, timing and likelihood of consummation of such transactions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals, including the risk that the Federal Trade Commission may not approve the transaction despite the changes the parties to the merger agreement, as amended, and the asset purchase agreement are willing to make, or that the required approval of the amended merger agreement by the stockholders of Rite Aid may not be obtained; (2) the parties to the Asset Purchase Agreement, dated as of December 19, 2016, by and among Rite Aid, WBA, Fred’s, Inc. and AFAE, LLC may not receive regulatory approval or be able to complete the transactions contemplated thereby considering the various closing conditions; (3) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (4) the transaction may involve unexpected costs, liabilities or delays; (5) legal proceedings may be initiated related to the transaction; (6) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (7) provider and state contract changes may occur; (8) reduction in provider payments by governmental payors may occur; (9) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (10) tax matters; (11) there may be difficulties and delays in achieving synergies and cost savings; (12) Rite Aid may pursue potential changes to its strategy in the event the proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance its debt, or seeking additional capital; and (13) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016, which is available on the SEC’s Web site (www.sec.gov). These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement, as it may be amended, that was filed by Rite Aid with the SEC on March 3, 2017 in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Rite Aid undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination with WBA, as amended, Rite Aid prepared a preliminary proxy statement on Schedule 14A that has been filed with the SEC on March 3, 2017. The preliminary proxy statement is not yet final and will be amended. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that has been filed with the SEC on March 3, 2017. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.